5 May 2015 May 5, 2015

The Way Forward Top Priorities Progress Report 2 • Achieved 40 bps sequential improvement in ROIC • Up 60 bps in 2014; 100 bps cumulative turnaround • Driven by consistent lease-up of development • Advanced capital-recycling initiative YTD • Generated >$190 million of net proceeds • Realized ~$95 million of gains • Aligning product offerings with customer needs • Accommodating diverse IT workloads • Developing agile deployment method • Lowered development risk profile • Current pipeline is 81% pre-leased • Strengthened Leadership Bench • Appointed three C-suite executives; - Andy Power, Chief Financial Officer - Jarrett Appleby, Chief Operating Officer - Michael Henry, Chief Information Officer • Lease-up existing inventory and improve ROIC • Align our leasing efforts and sales incentive program to bring inventory back into equilibrium • Recycle capital to focus on the core • Sell non-strategic assets to refine our portfolio focus, improve ROIC and fund future capital requirements • Explore additional joint venture opportunities • Improve asset utilization and deliver innovative product offerings • Focus on mid-market and colocation, Open IX and ecosystem initiatives • Transition to Just-in-Time Inventory • Know returns with certainty before building • Commit capital only for projects that meet return thresholds • Unleash the intellectual capital and creative energies of the Digital Realty team WE SAID… WE DID…

4.1% 6.8% 2.2% 5.1% 0.6% 3.1% -0.8% 2.3% 2.4% 5.4% -2% 0% 2% 4% 6% 8% As Reported Constant Currency 2015 Core FFO / sh Growth Constant-Currency Growth 200-300 bps >Reported Economic Exposure Hedged with Locally-Denominated Debt 3 1) Constant Currency is a non-GAAP financial measure. For a description of constant currency see the Appendix. 2) The lighter shaded sections represent the 2015 Core FFO per share guidance range. The midpoints of the reported and constant currency 2015 Core FFO per share guidance range are 2.4% and 5.4%, respectively. 1Q15 / 1Q14 Adj. EBITDA Growth 1Q15 / 1Q14 Revenue Growth 1Q15 / 1Q14 Same-Capital Cash NOI Growth 1Q15 / 1Q14 Core FFO / sh Growth (1) (2)

Timing of Asset Sales Offsetting Currency Translation Headwinds Sales Plan Drives Guidance Raise 4 1) Core FFO is a non-GAAP financial measure. For a description of Core FFO and a reconciliation to net income, see the Appendix. $5.08 $5.23 $0.05 $0.05 $0.03 $0.15 $5.05 $4.25 $4.50 $4.75 $5.00 $5.25 Original 2015 Guidance Midpoint Stronger Dollar Updated Disposition Timing Increased Sales Forecast New 2015 Guidance Midpoint Constant Currency Adjustment New 2015 Constant Currency Midpoint Core FFO per share (1)

7.1x 6.7x 6.6x 6.3x 6.2x 6.2x 5.9x 5.2x 5.0x 0.0x 2.0x 4.0x 6.0x 8.0x KIM PLD EQR HCP BXP SPG AVB FRT DLR 4.3x 3.7x 3.7x 3.6x 3.4x 3.4x 3.0x 2.8x 2.7x 0.0x 2.0x 4.0x SPG FRT AVB HCP PLD DLR EQR BXP KIM 5.8x 4.8x 4.8x 4.8x 4.2x 3.7x 3.7x 3.4x 3.3x 0.0x 2.0x 4.0x 6.0x AVB SPG DLR FRT PLD HCP EQR KIM BXP Credit Metrics Compare Favorably to Blue Chip REITs Committed to a Conservative Capital Structure Source: Company calculation based on 1Q15 data, unless otherwise indicated, derived from public filings by FactSet and SNL Financial Data. Peers may calculate these or similar metrics differently. 1) Adjusted EBITDA is a non-GAAP financial measure. For a description of Adjusted EBITDA, see the Appendix. 2) For these companies, the data is based on 4Q14 numbers which are the most current results available at this time. 3) Based on GAAP interest expense plus capitalized interest. Interest Coverage (3) Net Debt + Preferred / LQA Adjusted EBITDA (1)Net Debt / LQA Adjusted EBITDA (1) Fixed Charge Coverage (3) 5 (2) (2) (2) (2) (2) (2)(2) (2) (2) (2) (2) 8.0x 6.8x 6.6x 6.3x 6.3x 6.2x 6.1x 5.9x 5.2x 0.0x 2.0x 4.0x 6.0x 8.0x KIM PLD EQR BXP HCP SPG DLR AVB FRT (2)

Improving Lease Economics Across All Product Types Better Straight-line Rent Trends 6 $ in millions $22 $20 $19 $18 $19 $13 5.8% 5.2% 4.8% 4.3% 4.5% 3.3% 0% 1% 2% 3% 4% 5% 6% $0 $4 $8 $12 $16 $20 $24 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 Straight-Line Rent Straight-Line Rent as % of Revenue

Cleaner CapEx Classifications

Lower Budget, More Conservative Presentation in 2015

	2014	2015
Enhancements & Other Non-Recurring CapEx		
Discretionary CapEx + spending on non-core assets	$25 million	N/A
Infrequent expenditures for capitalized replacements & upgrades	$40 million	N/A
Network fiber initiatives & software (DCIM) development costs	$20 million	$20 - $25 million
Total Enhancements & Other Non-Recurring CapEx	**$85 - $90 million**	**$20 - $25 million**
Recurring CapEx + Capitalized Leasing Costs		
Infrequent expenditures for capitalized replacements & upgrades	N/A	$40 million
First-Generation Leasing Costs	$25 million	N/A
Second-Generation Tenant Improvements & Leasing Commissions	$20 million	$25 - $30 million
Maintenance CapEx	$45 million	$35 - $40 million
Total Recurring CapEx + Capitalized Leasing Costs	**$85 - $90 million**	**$100 - $110 million**
Sub-Total Recurring + Non-Recurring CapEx	**$170 - $180 million**	**$120 - $135 million**
Development CapEx		
First-Generation Leasing Costs	N/A	$25 million
Development Spending	$750 - $800 million	$725 - $825 million
Total Development CapEx	**$750 - $800 million**	**$750 - $850 million**
Grand Total CapEx Spending	**$920 - $980 million**	**$870 - $985 million**

7

Turn-Key Flex® 108,691 $160 $17.4 million Powered Base Building® - - $0.0 million Custom Solutions - - $0.0 million Colocation 16,438 $233 $3.8 million Non-Technical 573 $58 $0.0 million Total 125,702 $169 $21.2 million Type of Space Total s.f. Signed (1) Annualized GAAP Annualized GAAP Base Rent / s.f. (2) Base Rent (2) $ $20 $40 $60 3 Q 0 7 1 Q 0 8 3 Q 0 8 1 Q 0 9 3 Q 0 9 1 Q 1 0 3 Q 1 0 1 Q 1 1 3 Q 1 1 1 Q 1 2 3 Q 1 2 1 Q 1 3 3 Q 1 3 1 Q 1 4 3 Q 1 4 1 Q 1 5 Driving Greater Current-Year Contribution April Showers Bring May Flowers Note: Represents leases signed in the first quarter of 2015. 1) Includes signings for new and re-leased space. 2) GAAP rental revenues include total rent for new leases and expansion. 3) Represents $12 million direct lease with a former sub-tenant at a Powered Base Building in Santa Clara. Historical Signings – Annualized GAAP Base Rent (2) $ in millions 8 (3)

Shortest Lag in More Than Two Years Commencement Backlog Sets Stage for Near-Term Growth Note: Amounts shown represent GAAP annualized base rent from signed but not yet commenced leases and are based on current estimates of future lease commencement timing. Actual results may vary from current estimates. The timing between lease signing and lease commencement (and receipt of rents) may be significant. 1) Expected commencement quarter at time of signing. months 9 $ in millions 5 5 6 4 18 12 5 5 6 7 6 6 4 - 6 12 18 $0 $20 $40 $60 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 Custom Solutions Turn-Key Other Sign-to-Commencement Gap (Months) $104 $33 M $51 M $61 M $80 M $33 $18 $10 $19 $24 $ $40 $80 $120 2Q15 3Q15 4Q15 2016 2017+ Total Backlog Backlog Commencement - Timing (1) Annualized GAAP Base Rent $ in millions

-10% -27% 25% 12% 5% -10% -30% -10% 10% 30% GAAP Rent Change Cash Rent Change TKF PBB Data Center Total Proactively Addressing Peak Vintage Renewals Gradually Approaching Mark-to-Market Inflection Point 1) Represents Turn-Key Flex and Powered Base Building product type renewals in the first quarter of 2015. 10 ® ® ■ Signed renewal leases representing $9 million of annualized GAAP rental revenue ■ Rental rates on renewals increased by 5% on a GAAP basis and decreased by 10% on a cash basis for total data center space ■ Renewed 193,000 square feet of Powered Base Building data centers at a rental rate increase of 12% on a cash basis and 25% on a GAAP basis ■ Renewed 33,000 square feet of Turn- Key Flex data centers at a rental rate decrease of 10% on a GAAP basis and 27% on a cash basis TKF Cash Rent % Change -2% -12% -6% -2% -15% -10% -5% 0% 2015 2016 Projection as of 12/31/14 Projection as of 3/31/2015

- 2 4 6 8 10 12 Phoenix Silicon Valley Dallas Boston Houston New York N. Virginia Chicago Investor Day Nov. 12, 2013 As of March 31, 2015 Broad-Based Reduction in Finished Inventory Down 40% Since November 2013 Investor Day (1) in megawatts 11 1) Reflects the reduction of finished inventory throughout the entire portfolio. Finished Inventory – Major Markets

U.S. Major Market Data Center Supply (1)

Supply and Demand Roughly in Equilibrium



in megawatts
Current Supply
New Construction
Sublease Availablility
DLR Inventory (2)
1Q15
60
40
20
-
Boston
Chicago
Dallas
Houston
N Virginia
NY Metro
Phoenix
Silicon Valley



in megawatts
4Q14
60
40
20
-
Boston
Chicago
Dallas
Houston
N Virginia
NY Metro
Phoenix
Silicon Valley

1) Based on Digital Realty internal estimates.
2) Represents Digital Realty's available finished data center space and available active data center construction.

12

Property • 833 Chestnut Street Sales Price • $161 million Sales Price / s.f. • $228 / s.f. Gain on Sale • $77 million Cap Rate • 5.8% Achieving Favorable Execution on Capital Recycling Redeploying Accretively, Enhancing Portfolio Quality 13 Property • 100 Quannapowitt Sales Price • $31 million Sales Price / s.f. • $184 / s.f. Gain on Sale • $10 million Cap Rate • 5.0% Property • 3300 E. Birch Street Sales Price • $14 million Sales Price / s.f. • $206 / s.f Gain on Sale • $8 million Cap Rate • N/A 1) Note: Presented dispositions are year to date.

Consistent Execution on Strategic Vision The Pieces Are All in Place; Off to a Strong Start in 2015  Achieved 40 bps sequential improvement in ROIC  Sold three non-core assets  Generating >$190 million in net proceeds  Realizing ~$95 million in gains  Shortened commencement lag to 3.7 months  Raised quarterly common stock dividend by 2.4%  Beat 1Q15 consensus estimates by $0.03  Raised 2015 core FFO/sh guidance by $0.03  Strengthened the bench with three new C-suite hires 14

Appendix 15

Definitions of Non-GAAP Financial Measures 16 The information included in this presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity. FUNDS FROM OPERATIONS (FFO) We calculate Funds from Operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, impairment charges, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures nei ther the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. ADJUSTED FUNDS FROM OPERATIONS (AFFO) We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate AFFO by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs, (iii) non-cash compensation, (iv) straight line rents, (v) fair value of lease revenue amortization, (vi) capitalized leasing payroll, (vii) recurring tenant improvements, (viii) capitalized leasing commissions and (ix) costs of redeeming our preferred stock. Other REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. CORE FUNDS FROM OPERATATIONS (CFFO) We present core funds from operations, or CFFO, as a supplemental operating measure because, in excluding certain items that do not reflect core revenue or expense streams, it provides a performance measure that, when compared year over year, captures trends in our core business operating performance. We calculate CFFO by adding to or subtracting from FFO (i) termination fees and other non-core revenues, (ii) significant transaction expenses, (iii) loss from early extinguishment of debt, (iv) costs on redemption of preferred stock, (v) significant property tax adjustments, net, (vi) change in fair value of contingent consideration and (vii) other non-core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of CFFO as a measure of our performance is limited. Other REITs may not calculate CFFO in a consistent manner. Accordingly, our CFFO may not be comparable to other REITs’ CFFO. CFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. CONSTANT CURRENCY CORE FUNDS FROM OPERATIONS: We calculate "constant currency" core funds from operations by adjusting the core funds from operations for foreign currency translations. NET OPERATING INCOME (NOI) AND CASH NOI NOI represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance expenses, property taxes and insurance expenses (as reflected in statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental port folio. Cash NOI is NOI less straight-line rents and above and below market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may not calculate NOI and cash NOI in the same manner we do and, accordingly, our NOI and cash NOI may not be comparable to such other REITs’ NOI and cash NOI. Accordingly, NOI and cash NOI should be considered only as supplements to net income computed in accordance with GAAP as measures of our performance.

Definitions of Non-GAAP Financial Measures 17 EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA) AND ADJUSTED EBITDA We believe that earnings before interest expense, income taxes, depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, straight-line rent expense adjustment attributable to prior periods, change in fair value of contingent consideration, severance accrual and equity acceleration, impairment charges, gain on sale of property, gain on contribution of properties to unconsolidated joint venture, non-controlling interests, and preferred stock dividends. Adjusted EBITDA is EBITDA excluding straight-line rent expense adjustment attributable to prior periods, change in fair value of contingent consideration, severance accrual and equity acceleration, impairment charges, gain on sale of property, gain on contribution of properties to unconsolidated joint venture, non-controlling interests, and preferred stock dividends. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not be comparable to such other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance.

Reconciliation of Non-GAAP Items

To Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries
Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO)
(in thousands, except per share and unit data)
(unaudited)

		Three Months Ended March 31, 2015
Net income (loss) available to common stockholders	$	101,728
Adjustments:		
Noncontrolling interests in operating partnership		2,026
Real estate related depreciation and amortization (1)		127,823
Real estate related depreciation and amortization related to investment in unconsolidated joint ventures		2,603
Impairment of investments in real estate		-
Gain on sale of property		(17,820)
Gain on contribution of properties to unconsolidated joint ventures		-
FFO available to common stockholders and unitholders (2)	$	216,360
Basic FFO per share and unit	$	1.56
Diluted FFO per share and unit (2)	$	1.56
Weighted average common stock and units outstanding		
Basic		138,407
Diluted (2)		138,831

(1) Real estate related depreciation and amortization was computed as follows:		
Depreciation and amortization per income statement		129,073
Non-real estate depreciation		(1,250)
	$	127,823

(2) For all periods presented, we have excluded the effect of dilutive series E, series F, series G and series H preferred stock, as applicable, that may be converted upon the occurrence of specified change in control transactions as described in the articles supplementary governing the series E, series F, series G and series H preferred stock, as applicable, which we consider highly improbable. In addition, we had a balance of $0, $0 and $266,400 of 5.50% exchangeable senior debentures due 2029 that were exchangeable for 0, 0 and 6,806 common shares on a weighted average basis for the three months ended March 31, 2015, December 31, 2014 and March 31, 2014, respectively. See below for calculations of diluted FFO available to common stockholders and unitholders and weighted average common stock and units outstanding.

		Three Months Ended March 31, 2015
FFO available to common stockholders and unitholders	$	216,360
Add: 5.50% exchangeable senior debentures interest expense		-
FFO available to common stockholders and unitholders -- diluted	$	216,360
Weighted average common stock and units outstanding		138,407
Add: Effect of dilutive securities (excluding series D convertible preferred stock and 5.50% exchangeable senior debentures)		424
Add: Effect of dilutive series D convertible preferred stock		-
Add: Effect of dilutive 5.50% exchangeable senior debentures		-
Weighted average common stock and units outstanding -- diluted		138,831

Digital Realty Trust, Inc. and Subsidiaries
Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO)
(in thousands, except per share and unit data)
(unaudited)

		Three Months Ended March 31, 2015
FFO available to common stockholders and unitholders -- diluted	$	216,360
Termination fees and other non-core revenues (3)		1,573
Gain on insurance settlement		-
Gain on sale of equity investment		-
Significant transaction expenses		93
Loss from early extinguishment of debt		-
Straight-line rent expense adjustment attributable to prior periods		-
Change in fair value of contingent consideration (4)		(43,034)
Equity in earnings adjustment for non-core items		-
Severance accrual and equity acceleration (5)		1,396
Other non-core expense adjustments (6)		(30)
CFFO available to common stockholders and unitholders -- diluted	$	176,358
Diluted CFFO per share and unit	$	1.27

(3) Includes one-time fees, proceeds and certain other adjustments that are not core to our business.
(4) Relates to earn-out contingency in connection with Sentrum Portfolio acquisition.
(5) Relates to severance charges related to the departure of company executives.
(6) Includes reversal of accruals and certain other adjustments that are not core to our business.

18

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 19 Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Operating Income to Net Operating Income (NOI) (unaudited, in thousands) Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Net Income Available to Common Stockholders to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA (in thousands) (unaudited) A reconciliation of the range of 2015 projected net income to projected FFO and core FFO follows: Low - High Net income available to common stockholders per diluted share $1.23 – 1.33 Add: Real estate depreciation and amortization $4.05 Projected FFO per diluted share $5.28 – 5.38 Adjustments for items that do not represent core expenses and revenue streams ($0.25) Projected core FFO per diluted share $5.30 – $5.13 Foreign currency translation adjustments $0.15 Projected Constant – Currency Core FFO per diluted share $5.18 – $5.28 Three Months Ended March 31, 2015 Operating income 149,318$ Less: Fee income (1,614) Add: Change in fair value of contingent consideration (43,034) Depreciation and amortization 129,073 General and administrative 21,194 Transac ns 93 Other expenses (16) Net Operating Income (NOI) 255,014$ 1Q15 Annualized NOI (Net Operating Income multiplied by four) 1,020,056$ Three Months Ended March 31, 2015 Net income (loss) available to common stockholders 101,728$ Interest 45,466 Loss from early extinguishment of debt - Taxes 1,675 Depreciation and amortization 129,073 Impairment of investments in real estate - EBITDA 277,942 Change in fair value of contingent consideration (43,034) S verance accrual and equity acceleration 1,396 Gain on ale of properties (17,820) Gain on contribution of property to unconsolidated joint venture - Gain on sale of investment - Noncontrolling interests 2,142 Preferred stock dividends 18,455 Adjusted EBITDA 239,081$

Forward-Looking Statements The information included in this presentation contains forward-looking statements. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such forward-looking statements include statements relating to our economic outlook; opportunities and strategies, including ROIC, recycling assets and capital, and sources of growth; our joint venture with GCEAR, our expected yield, future cash NOI, expected term and expected benefits from the joint venture; the expected effect of foreign currency translation adjustments on our financials; business drivers; sources and uses; our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion; expected availability for leasing efforts, sales incentive program, mid-market and colocation initiatives; organizational initiatives; joint venture opportunities; occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions strategy; available inventory and development strategy; the signing and commencement of leases, and related rental revenue; lag between signing and commencement of leases; our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; our expected mark-to-market rates on lease expirations, lease rollovers and expected rental rate changes; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing Turn-Key Flex space; barriers to entry; competition; debt maturities; lease maturities; our expected returns on invested capital; estimated absorption rates; our other expected future financial and other results, and the assumptions underlying such results; our top investment markets and market opportunities; our ability to access the capital markets; expected time and cost savings to our customers; our customers’ capital investments; our plans and intentions; future data center utilization, utilization rates, growth rates, trends, supply and demand, and demand drivers; datacenter outsourcing trends; datacenter expansion plans; estimated kW/MW requirements; growth in the overall Internet infrastructure sector and segments thereof; the market effects of regulatory requirements; the replacement cost of our assets; the development costs of our buildings, and lead times; estimated costs for customers to deploy or migrate to a new data center; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations; lease expiration rates; our ability to borrow funds under our credit facilities; estimates of the value of our development portfolio; our ability to meet our liquidity needs, including the ability to raise additional capital; credit ratings; capitalization rates, or cap rates, potential new markets; dividend payments and our dividend policy; projected financial information and covenant metrics; annualized, projected and run-rate NOI; other forward-looking financial data; leasing expectations; Digital Realty Ecosystem, our connectivity initiative; Digital Open Internet Exchange; our expectations and underlying assumptions regarding our sensitivity to fluctuations in foreign exchange rates and energy prices; and the sufficiency of our capital to fund future requirements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. Such statements are subject to risks, uncertainties and assumptions, are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control that may cause actual results to vary materially. Some of the risks and uncertainties include, among others, the following: the impact of current global economic, credit and market conditions; current local economic conditions in our geographic markets; decreases in information technology spending, including as a result of economic slowdowns or recession; adverse economic or real estate developments in our industry or the industry sectors that we sell to (including risks relating to decreasing real estate valuations and impairment charges); our dependence upon significant tenants; bankruptcy or insolvency of a major tenant or a significant number of smaller tenants; defaults on or non-renewal of leases by tenants; our failure to obtain necessary debt and equity financing; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; financial market fluctuations; changes in foreign currency exchange rates; our inability to manage our growth effectively; difficulty acquiring or operating properties in foreign jurisdictions; our failure to successfully integrate and operate acquired or developed properties or businesses; the suitability for our properties and data center infrastructure, delays or disruptions in connectivity, failure of our physical infrastructure or services or availability of power; risks related to joint venture investments, including as a result of our lack of control of such investments; delays or unexpected costs in development of properties; decreased rental rates, increased operating costs or increased vacancy rates; increased competition or available supply of data center space; our inability to successfully develop and lease new properties and development space; difficulties in identifying properties to acquire and completing acquisitions; our inability to acquire off-market properties; our inability to comply with the rules and regulations applicable to reporting companies; our failure to maintain our status as a REIT; possible adverse changes to tax laws; restrictions on our ability to engage in certain business activities; environmental uncertainties and risks related to natural disasters; losses in excess of our insurance coverage; changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; and changes in local, state and federal regulatory requirements, including changes in real estate and zoning laws and increases in real property tax rates. The risks described above are not exhaustive, and additional factors could adversely affect our business and financial performance, including those discussed in our annual report on Form 10-K for the year ended December 31, 2014, and subsequent filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise. 20